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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                    FOR THE
                               OFFER TO EXCHANGE
                    ALL OF ITS 9 7/8% SENIOR NOTES DUE 2007
                                      FOR
                   ITS 9 7/8% SERIES B SENIOR NOTES DUE 2007
                     WHICH HAVE BEEN REGISTERED UNDER THE
                      SECURITIES AND EXCHANGE ACT OF 1933
                                      BY
                       IMPERIAL CREDIT INDUSTRIES, INC.

  As set forth in the Prospectus dated March 31, 1997 (as the same may be amended from time to time, the "Prospectus"), of Imperial Credit Industries, Inc. (the "Company") under the caption "The Exchange Offer-- Procedures for Tendering Old Notes and --Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Company's offer (the "Exchange Offer") to exchange all of its outstanding 9 7/8% Senior Notes due 2007 (the "Old Notes") for a like principal amount of the Company's 9 7/8% Series B Senior Notes due 2007 (the "New Notes") which have been registered under the Securities Act of 1933, as amended, pursuant to the Exchange Offer. If certificates for the Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. Such form may be delivered or transmitted by telegram, facsimile transmission, mail or hand delivery to Chase Trust Company of California (the "Exchange Agent"). This form may be delivered by an Eligible Institution by mail, facsimile or hand delivery to the Exchange Agent as set forth below. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

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 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
 APRIL 30, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                     THE CHASE TRUST COMPANY OF CALIFORNIA

  By Hand/Overnight Courier/By Mail:                By Facsimile:
     c/o The Chase Manhattan Bank                  (212) 638-7380

       Attn: Mr. Carlos Estevez
            55 Water Street                     Confirm by Telephone:
        Second Floor, Room #234                    (212) 638-0828
       New York, New York 10041

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes and --Guaranteed Delivery Procedures."

  The undersigned understands that tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may only be withdrawn prior to the Expiration Date and in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights."

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s)       Address: ____________________________
or Authorized Signatory: ____________
                                          _____________________________________
_____________________________________
                                          _____________________________________
_____________________________________
                                          Area Code and Telephone No.: ________

Name(s) of Registered Holder(s): ____
                                          _____________________________________
_____________________________________
                                          Total Principal Amount Represented
_____________________________________     by Book-Entry Old Note
                                          Certificate(s): _____________________

Principal Amount of Old Notes
Tendered*: __________________________     If Old Notes will be delivered by
                                          book-entry transfer at The
                                          Depository Trust Company, please
                                          provide the account number:
_____________________________________

Certificate No(s). of Old Notes (if
available): _________________________     DTC Account No.: ____________________

_____________________________________

_____________________________________

Date: _______________________________

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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   This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s):  __________________________________________________________________
           __________________________________________________________________
           __________________________________________________________________
 Capacity: __________________________________________________________________
 Address(es):
           __________________________________________________________________
           __________________________________________________________________
           __________________________________________________________________

 DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States hereby (i) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (ii) represents that such tender of Old Notes complies with such Rule 14e-4, and (iii) guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with certificates representing the Old Notes tendered hereby in proper form or transfer (or confirmation of the book-entry of such Old Notes into the Depositary's account at a Book-Entry Facility, pursuant to the procedure for book-entry set forth in the Prospectus under the caption "The Exchange Offer-- Procedures for Tendering Old Notes and--Book-Entry Transfer," and required documents will be deposited by the undersigned with the Depositary.

 Name of Firm: _____________________      ___________________________________
                                                 Authorized Signature


 Address: __________________________
                                          Name: _____________________________


 ___________________________________
                                          Title: ____________________________


 Area Code and Telephone No.: ______
                                          Date: _____________________________

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